Exhibit 10.40.6
AMENDMENT TO
FEDERATED DEPARTMENT STORES, INC.
PROFIT SHARING 401(k) INVESTMENT PLAN
            The Federated Department Stores, Inc. Profit Sharing 401(k) Investment Plan (the “Plan”) is hereby amended, effective as of March 28, 2005 and in order (i) to reduce to $1,000 from $5,000 the cashout limit of any participant’s benefit under the Plan (the lump sum amount of such benefit below which such benefit may automatically be cashed out to the participant without his or her consent) but (ii) to continue to limit to a lump sum payment the form in which any participant’s benefit may be paid when the lump sum value of such benefit at the time it is to be paid under the terms of the Plan is $5,000 or less, in the following respects.
1. Section 8.1.3 of the Plan is amended in its entirety to read as follows.
     8.1.3 Notwithstanding the provisions of Section 8.1.2 above, such benefit shall automatically be paid, with no direction or consent of the Participant being required, within a reasonable administrative period after the date the Participant ceases to be an Employee if (1) the lump sum amount of such benefit is then determined to be $1,000 or less, (2) such benefit has not begun to be paid to the Participant prior to March 28, 2005, and (3) the Participant’s ceasing to be an Employee occurs prior to his or her Required Commencement Date; except that such benefit shall in no event be paid later than the Participant’s Required Commencement Date.
2. Section 8A.3.4 of the Plan is amended in its entirety to read as follows.
     8A.3.4 Notwithstanding any other provision of the Plan to the contrary, the applicable Participant may not elect to receive his or her Savings Benefit (or any part of such benefit) in an Annuity form if (1) the value of such benefit (or such part) at the time it is determined for distribution purposes, when added to the value of any benefit under Section 8B below which the Participant also is to receive in an Annuity form, is $5,000 or less and (2) such benefit has not begun to be paid to the Participant prior to March 28, 2005. Instead, in such case such benefit shall be distributed in a lump sum payment in accordance with the provisions of Section 8A.2 above.
3. Section 8A.8.6 of the Plan is amended in its entirety to read as follows.
     8A.8.6 Notwithstanding the foregoing provisions of this Section 8A.8, if (1) the value of the Participant’s Savings Benefit as of his or her Required Commencement Date, when added to the value of any benefit under Section 8B below which the Participant also is to receive, is $5,000 or less and (2) his or her Savings Benefit has not begun to be paid to the Participant prior to March 28,

2005, then his or her Savings Benefit shall be distributed in the normal form set forth in Section 8A.2 above instead of the Installment/Lump Sum Form.
4. Section 8B.7.1 of the Plan is amended in its entirety to read as follows.
     8B.7.1 Notwithstanding any other provision of the Plan to the contrary, when a Participant’s Profit Sharing Benefit has not begun to be paid to the Participant prior to March 28, 2005, the Participant shall automatically receive such Profit Sharing Benefit in the form of a lump sum payment (and not in any Annuity form) unless the value of such benefit at the time it is processed for distribution, when added to the value of any benefit under Section 8A above which the Participant elects to receive in an Annuity form, is in excess of $5,000.
            5. A new Section 8B.8.8 reading as follows is added to the Plan immediately after Plan Section 8B.8.7.
     8B.8.8 Notwithstanding the foregoing provisions of this Section 8B.8, if (1) the value of the Participant’s Profit Sharing Benefit as of his or her Required Commencement Date, when added to the value of any benefit under Section 8A above which the Participant also is to receive, is $5,000 or less and (2) his or her Profit Sharing Benefit has not begun to be paid to the Participant prior to March 28, 2005, then his or her Profit Sharing Benefit shall be distributed in the lump sum payment form described in Section 8B.7 above instead of the Installment/Lump Sum Form.
            IN ORDER TO EFFECT THE FOREGOING PLAN REVISIONS, the sponsor of the Plan hereby signs this Plan amendment effective for all purposes as of March 28, 2005.

FEDERATED DEPARTMENT STORES,
INC.

By: /s/ David W. Clark
Title: SVP Human Resources

Date: March 30, 2005

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